EXHIBIT 32.1

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the accompanying quarterly report of Emerald Oil, Inc., referred to as the Company, on Form 10-Q for the period ended September 30, 2015, referred to as the report, I, McAndrew Rudisill, Chief Executive Officer of the Company, hereby certify that, to the best of my knowledge:

(a)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 6, 2015	/s/ MCANDREW RUDISILL

McAndrew Rudisill
Chief Executive Officer
(principal executive officer)